UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 3, 2012

Date of Report (Date of Earliest Event Reported)

PACWEST BANCORP

(Exact Name of Registrant as Specified in Charter)

DELAWARE	00-30747	33-0885320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Blvd., Suite 1640

Los Angeles, California 90067

(Address of Principal Executive Offices)(Zip Code)

(310) 286-1144

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                   Other Events.

On January 3, 2012, PacWest Bancorp issued the press release, attached hereto as Exhibit 99.1 (the contents of which are incorporated herein by reference), with respect to its acquisition of Marquette Equipment Finance.

Item 9.01                   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	PacWest Bancorp press release, dated January 3, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACWEST BANCORP

Date: January 4, 2012	By:	/s/ Jared M. Wolff
	Name:	Jared M. Wolff
	Title:	Executive Vice President and
General Counsel